Rule 497(e)
                                                        Registration No. 33-8982

                          The Victory Portfolios
                         Growth Fund (the "Fund")
                    Supplement Dated November 16, 1995
                   to the Prospectus dated March 1, 1995

     Key Trust Company of Ohio, N.A. ("Key Trust"), a subsidiary of KeyCorp, serves as the custodian for the Fund and receives compensation from the Fund for services it performs as custodian at rates to be agreed upon by the Fund from time to time.

     Key Trust and/or its affiliates have entered into shareholder servicing agreements and will act as Shareholder Servicing Agents with respect to the Fund. See the description of such arrangements in the Prospectus under "Fund Organization and Fees - Shareholder Servicing". Shareholder servicing fees will be paid to each such Shareholder Servicing Agent in an amount of up to 0.25% of the average daily net asset value of the shares of the Fund beneficially owned by its clients.

     The information set forth under the headings "Annual Fund Operating Expenses" and "Example" in the section of the Prospectus entitled "Summary of Fund Expenses" has been restated on the following page in order to reflect the operating expenses that the Fund expects to incur.

     The information in the third paragraph of page 17 of the Prospectus under the heading "Investment Adviser" is replaced in its entirety with the following:

Victory Portfolio        Portfolio     Managing Portfolio
      Fund               Manager        Since         Previous Experience
      -------------------------------------------------------------------
The Growth Fund        William F.
                       Ruple          June, 1995       Portfolio Manager
                                                       with Society Asset
                                                       Management, Inc.
                                                       since December, 1992;
                                                       Portfolio Manager
                                                       with Society National
                                                       Bank from 1989 to
                                                       December, 1992.

     Investors wishing to obtain more information should call the Fund's Transfer Agent, Primary Funds Service Corporation, without charge at
(800) 539-3863.

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                           Summary of Fund Expenses

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information set forth in the Prospectus, including the Fund's investment objective, investment policies and risk factors, and financial highlights.

Shareholder Transaction Expenses(1). These represent charges paid when you purchase, redeem or exchange shares of the Fund. See "How to Invest, Exchange and Redeem".

     Maximum Sales Charge Imposed on Purchases
     (as a percentage of the offering price).......... 4.75%
     Sales Charge Imposed on Reinvested Dividends..... none
     Deferred Sales Charge Imposed on Redemptions..... none
     Redemption Fee................................... none
     Exchange Fee..................................... none

Annual Fund Operating Expenses. These are based on the Fund's estimated expenses for the current fiscal year (as a percentage of average net assets).

     Management Fees(2)............................... .85%
     Administration Fees.............................. .15%
     Other Expenses(3)................................ .25%

     Total Fund Operating Expenses(2,3)...............  1.25%

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(1)  Subsidiaries,  correspondents,  affiliated banks and nonaffiliated banks of
     KeyCorp may charge a customer's account fees for services provided in connection with investment in the fund.
     (See "How to Invest, Exchange and Redeem" in the Prospectus.)

(2) The Management Fee has been reduced to reflect the voluntary waiver of a portion of such fees by Society Asset Management, Inc. The Adviser has agreed to waive a portion of its Management Fee, to the extent necessary, to maintain the operating expense ratio of the Fund at 1.25% until at least March 1, 1996. Absent the waivers, the Fund's maximum Management Fee would be 1.00%, and the Fund's Total Fund Operating Expenses would be 1.40%.

(3)  These amounts include an estimate of the shareholder servicing fees the
     Fund expects to pay.     (See "Fund Organization and Fees - Shareholder
     Servicing" in the Prospectus.)

Example:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period:


                  1 Year 3 Years   5 Years   10 Years

Growth Fund..........     $60       $85 $113  $191

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses that the Fund is expected to incur during its current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, SINCE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

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